                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Rhonda I. Kochlefl his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), and Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments to such Annual Report, and to each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 26, 1998

                                          /s/ Charles F. Moran
                                       --------------------------
                                       Name: Charles F. Moran
                                       Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Rhonda I. Kochlefl his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), and Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments to such Annual Report, and to each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 26, 1998


                                          /s/ Thomas A. Munro
                                       -------------------------
                                       Name: Thomas A. Munro
                                       Chief Financial Officer

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Rhonda I. Kochlefl his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), and Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments to such Annual Report, and to each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 26, 1998

                                          /s/ Leo S. Spiegel
                                       ------------------------
                                       Name: Leo S. Spiegel
                                       Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Rhonda I. Kochlefl his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), and Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments to such Annual Report, and to each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 26, 1998

                                          /s/ Gregory A. Stoklosa
                                       -----------------------------
                                       Name: Gregory A. Stoklosa
                                       Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Rhonda I. Kochlefl his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), and Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments to such Annual Report, and to each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 26, 1998

                                          /s/ W. Ed Tyler
                                       ---------------------
                                       Name: W. Ed Tyler
                                       Director